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                                                                   Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of eUniverse, Inc., filed with the Securities and Exchange Commission on December 31, 2002, of our report dated July 3, 2002 which appears in the Annual Report on Form 10-K/A by eUniverse, Inc. for the fiscal year ended March 31, 2002.


                            /s/  MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                                -----------------------------------------------
                                 MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                                 Certified Public Accountants

New York, New York
December 31, 2002